Federated Hermes Institutional Prime Obligations Fund
A Portfolio of Federated Hermes Money Market Obligations Trust
INSTITUTIONAL SHARES (TICKER POIXX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED SEPTEMBER 30, 2023
At a meeting held February 15, 2024, the Board of Trustees (the “Board”) of Federated Hermes Money Market Obligations Trust (the “Trust”) reviewed and approved the conversion of Federated Hermes Institutional Prime Obligations Fund (the “Fund”), a floating net asset value (NAV) fund, from a fund that ordinarily strikes its NAV at 8:00 a.m., 12:00 p.m. and 3:00 p.m. Eastern time each business day (“multi-strike NAV”) to a fund that strikes its NAV once each business day (“single-strike NAV”) at 3:00 p.m. Eastern time.
The Board, including the Independent Trustees, approved the conversion in response to operational challenges that will likely be posed by implementing mandatory liquidity fees when they go into effect on October 2, 2024 in a multi-strike NAV fund, as this functionality will not be supported without incurring costs to shareholders.
Accordingly, the following changes are effective on or about July 22, 2024.
1. In the Summary Prospectus section under “Purchase and Sale of Fund Shares,” please delete and replace the second paragraph in its entirety and replace it with the following:
“You may purchase or redeem Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.”
March 25, 2024

Federated Hermes Institutional Prime Obligations Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456746 (3/24)
© 2024 Federated Hermes, Inc.